                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 17, 2006 and covers activity from February 25, 2006 through March 26, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of April, 2006.


                                        AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC., as Servicer

                                        By: /s/ Stephen J. Bakonyi
                                            --------------------------------
                                            Name:  Stephen J. Bakonyi
                                            Title: Vice President
                                                   ABS Operations

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                             Trust Totals

Report Date:                                             March 31, 2006
Number of days in period                                             30
Beginning Number of Accounts                              20,028,562.00
Beginning Principal Receivable Balance, including
any additions or removals during the monthly period   26,466,113,146.18
        a. Addition of Principal Receivables                       0.00
        b. Removal of Principal Receivables                        0.00
Special Funding Account Balance                                    0.00
Beginning Total Principal Balance                     26,466,113,146.18
Finance Charge Collections (excluding                    483,155,851.34
 Recoveries)
Recoveries                                                20,068,438.82
Total Collections of Finance Charge Receivables          503,224,290.16
Total Collections of Principal Receivables             6,847,692,757.50
Monthly Payment Rate                                           25.8734%
Defaulted amount                                          66,113,016.60
Annualized Default Rate                                         3.0789%
Trust Portfolio Yield                                          20.0943%
New Principal Receivables                              6,573,275,828.12
Ending Number of Accounts                                 19,905,349.00
Ending Principal Receivables Balance                  26,125,583,200.19
Ending Required Minimum Principal Balance             22,282,750,000.00
Ending Transferor Amount                               5,300,583,200.19
Ending Special Funding Account Balance                             0.00
Ending Total Principal Balance                        26,125,583,200.19

B. Series Allocations                       Series 2001-2     Series 2001-3     Series 2001-4    Series 2001-5        Series 2001-6
---------------------                       -------------     -------------     -------------    -------------        -------------

Group Number                                            1                 2                 2                2                    2
Invested Amount                                      0.00              0.00    725,000,000.00   500,000,000.00       700,000,000.00
Adjusted Invested Amount                             0.00              0.00    725,000,000.00   500,000,000.00       700,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00                 0.00
Series Required Transferor Amount                    0.00              0.00     50,750,000.00    35,000,000.00        49,000,000.00
Series Allocation Percentage                        0.00%             0.00%             3.48%            2.40%                3.36%
Series Alloc. Finance Charge Collections             0.00              0.00     17,519,212.98    12,082,215.85        16,915,102.19
Series Allocable Recoveries                          0.00              0.00        698,661.14       481,835.27           674,569.37
Series Alloc. Principal Collections                  0.00              0.00    238,395,065.99   164,410,390.34       230,174,546.47
Series Allocable Defaulted Amount                    0.00              0.00      2,301,653.64     1,587,347.34         2,222,286.27

B. Series Allocations                       Series 2001-7     Series 2002-1     Series 2002-2    Series 2002-3        Series 2002-5
---------------------                       -------------     -------------     -------------    -------------        -------------

Group Number                                            2                 2                 2                2                    2
Invested Amount                            650,000,000.00    920,000,000.00    940,000,000.00   920,000,000.00       600,000,000.00
Adjusted Invested Amount                   650,000,000.00    920,000,000.00    940,000,000.00   920,000,000.00       600,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00                 0.00
Series Required Transferor Amount           45,500,000.00     64,400,000.00     65,800,000.00    64,400,000.00        42,000,000.00
Series Allocation Percentage                        3.12%             4.42%             4.51%            4.42%                2.88%
Series Alloc. Finance Charge Collections    15,706,880.61     22,231,277.16     22,714,565.80    22,231,277.16        14,498,659.02
Series Allocable Recoveries                    626,385.85        886,576.89        905,850.30       886,576.89           578,202.32
Series Alloc. Principal Collections        213,733,507.44    302,515,118.22    309,091,533.83   302,515,118.22       197,292,468.40
Series Allocable Defaulted Amount            2,063,551.54      2,920,719.10      2,984,212.99     2,920,719.10         1,904,816.80

B. Series Allocations                       Series 2002-6     Series 2003-1     Series 2003-2    Series 2003-3        Series 2003-4
---------------------                       -------------     -------------     -------------    -------------        -------------

Group Number                                            2                 2                 2                2                    1
Invested Amount                            720,000,000.00    920,000,000.00  1,100,000,000.00   750,000,000.00       680,000,000.00
Adjusted Invested Amount                   720,000,000.00    920,000,000.00  1,100,000,000.00   750,000,000.00       680,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00                 0.00
Series Required Transferor Amount           50,400,000.00     64,400,000.00     77,000,000.00    52,500,000.00        47,600,000.00
Series Allocation Percentage                        3.46%             4.42%             5.28%            3.60%                3.27%
Series Alloc. Finance Charge Collections    17,398,390.82     22,231,277.16     26,580,874.87    18,123,323.78        16,431,813.56
Series Allocable Recoveries                    693,842.78        886,576.89      1,060,037.58       722,752.90           655,295.96
Series Alloc. Principal Collections        236,750,962.08    302,515,118.22    361,702,858.74   246,615,585.50       223,598,130.86
Series Allocable Defaulted Amount            2,285,780.17      2,920,719.10      3,492,164.14     2,381,021.01         2,158,792.38

B. Series Allocations                       Series 2004-1     Series 2004-2     Series 2004-3    Series 2004-4        Series 2004-5
---------------------                       -------------     -------------     -------------    -------------        -------------

Group Number                                            2                 2                 1                2                    2
Invested Amount                            800,000,000.00    400,000,000.00    600,000,000.00 1,100,000,000.00     1,000,000,000.00
Adjusted Invested Amount                   800,000,000.00    400,000,000.00    600,000,000.00 1,100,000,000.00     1,000,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00                 0.00
Series Required Transferor Amount           56,000,000.00     28,000,000.00     42,000,000.00    77,000,000.00        70,000,000.00
Series Allocation Percentage                        3.84%             1.92%             2.88%            5.28%                4.80%
Series Alloc. Finance Charge Collections    19,331,545.36      9,665,772.68     14,498,659.02    26,580,874.87        24,164,431.70
Series Allocable Recoveries                    770,936.43        385,468.21        578,202.32     1,060,037.58           963,670.53
Series Alloc. Principal Collections        263,056,624.54    131,528,312.27    197,292,468.40   361,702,858.74       328,820,780.67
Series Allocable Defaulted Amount            2,539,755.74      1,269,877.87      1,904,816.80     3,492,164.14         3,174,694.67

B. Series Allocations                       Series 2005-1     Series 2005-2     Series 2005-3    Series 2005-4        Series 2005-5
---------------------                       -------------     -------------     -------------    -------------        -------------

Group Number                                            2                 2                 2                2                    2
Invested Amount                            600,000,000.00    600,000,000.00    700,000,000.00   500,000,000.00     1,100,000,000.00
Adjusted Invested Amount                   600,000,000.00    600,000,000.00    700,000,000.00   500,000,000.00     1,100,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00                 0.00
Series Required Transferor Amount           42,000,000.00     42,000,000.00     49,000,000.00    35,000,000.00        77,000,000.00
Series Allocation Percentage                        2.88%             2.88%             3.36%            2.40%                5.28%
Series Alloc. Finance Charge Collections    14,498,659.02     14,498,659.02     16,915,102.19    12,082,215.85        26,580,874.87
Series Allocable Recoveries                    578,202.32        578,202.32        674,569.37       481,835.27         1,060,037.58
Series Alloc. Principal Collections        197,292,468.40    197,292,468.40    230,174,546.47   164,410,390.34       361,702,858.74
Series Allocable Defaulted Amount            1,904,816.80      1,904,816.80      2,222,286.27     1,587,347.34         3,492,164.14

B. Series Allocations                       Series 2005-6     Series 2005-7     Series 2005-8    Series 2006-A        Series 2006-B
---------------------                       -------------     -------------     -------------    -------------        -------------

Group Number                                            2                 2                 2                2                    2
Invested Amount                            700,000,000.00    700,000,000.00    500,000,000.00   700,000,000.00       700,000,000.00
Adjusted Invested Amount                   700,000,000.00    700,000,000.00    500,000,000.00   700,000,000.00       700,000,000.00
Principal Funding Account Balance                    0.00              0.00                 -                -                    -
Series Required Transferor Amount           49,000,000.00     49,000,000.00     35,000,000.00    49,000,000.00        49,000,000.00
Series Allocation Percentage                        3.36%             3.36%              0.02             0.03                 0.03
Series Alloc. Finance Charge
  Collections                               16,915,102.19     16,915,102.19     12,082,215.85    16,915,102.19        16,915,102.19
Series Allocable Recoveries                    674,569.37        674,569.37        481,835.27       674,569.37           674,569.37
Series Alloc. Principal Collections        230,174,546.47    230,174,546.47    164,410,390.34   230,174,546.47       230,174,546.47
Series Allocable Defaulted Amount            2,222,286.27      2,222,286.27      1,587,347.34     2,222,286.27         2,222,286.27

B. Series Allocations                                                                                                   Trust Total
---------------------                                                                                                   -----------

Group Number
Invested Amount                                                                                                   20,825,000,000.00
Adjusted Invested Amount                                                                                          20,825,000,000.00
Principal Funding Account Balance                                                                                              0.00
Series Required Transferor Amount                                                                                  1,457,750,000.00
Series Allocation Percentage                                                                                                   100%
Series Alloc. Finance Charge
  Collections                                                                                                        503,224,290.16
Series Allocable Recoveries                                                                                           20,068,438.82
Series Alloc. Principal Collections                                                                                6,847,692,757.50
Series Allocable Defaulted Amount                                                                                     66,113,016.60

C. Group Allocations
--------------------

1. Group 1 Allocations                      Series 2001-2     Series 2003-4     Series 2004-3                         Group 1 Total
----------------------                      -------------     -------------     -------------                         -------------
Invested Amount                                      0.00    680,000,000.00    600,000,000.00                      1,280,000,000.00
Investor Finance Charge Collections                  0.00     12,941,774.72     11,408,345.93                         24,350,120.64

Investor Monthly Interest                            0.00      1,157,060.73      2,235,625.00                          3,392,685.73
Investor Default Amount                              0.00      1,698,657.11      1,498,815.10                          3,197,472.21
Investor Monthly Fees                                0.00      1,133,333.33      1,000,000.00                          2,133,333.33
Investor Additional Amounts                          0.00              0.00              1.00                                  0.00
Total                                                0.00      3,989,051.17      4,734,440.10                          8,723,491.27

Reallocated Investor Finance Charge
  Collections                                        0.00     12,284,155.15     12,053,649.49                         24,337,804.64
Available Excess                                     0.00      8,307,419.98      7,319,209.39                         15,626,629.37

2. Group 2 Allocations                      Series 2001-3     Series 2001-4     Series 2001-5    Series 2001-6        Series 2001-7
----------------------                      -------------     -------------     -------------    -------------        -------------
Invested Amount                                      0.00    725,000,000.00    500,000,000.00   700,000,000.00       650,000,000.00
Investor Finance Charge Collections                  0.00     13,797,609.66      9,506,954.94    13,321,829.91        12,359,041.42

Investor Monthly Interest                            0.00      3,278,987.71      2,282,843.75     3,159,085.42         2,933,913.13
Investor Default Amount                              0.00      1,811,068.24      1,249,012.58     1,748,617.61         1,623,716.36
Investor Monthly Fees                                0.00      1,208,333.33        833,333.33     1,166,666.67         1,083,333.33
Investor Additional Amounts                          0.00              0.00              0.00             0.00                 0.00
Total                                                0.00      6,298,389.28      4,365,189.66     6,074,369.70         5,640,962.81

Reallocated Investor Finance Charge
  Collections                                        0.00     13,816,953.53      9,550,406.39    13,333,673.11        12,381,744.55
Investment Funding Account Proceeds
Available Excess                                     0.00      7,531,089.25      5,185,216.72     7,271,396.41         6,740,781.74

2. Group 2 Allocations                      Series 2002-1     Series 2002-2     Series 2002-3    Series 2002-5        Series 2002-6
----------------------                      -------------     -------------     -------------    -------------        -------------
Invested Amount                            920,000,000.00    940,000,000.00    920,000,000.00   600,000,000.00       720,000,000.00
Investor Finance Charge Collections         17,492,797.09     17,873,075.28     17,492,797.09    11,408,345.93        13,690,015.11

Investor Monthly Interest                    4,148,356.67      4,237,849.00      4,147,007.33     2,734,875.00         3,265,515.00
Investor Default Amount                      2,298,183.15      2,348,143.65      2,298,183.15     1,498,815.10         1,798,578.12
Investor Monthly Fees                        1,533,333.33      1,566,666.67      1,533,333.33     1,000,000.00         1,200,000.00
Investor Additional Amounts                          0.00              0.00              0.00             0.00                 0.00
Total                                        7,979,873.15      8,152,659.32      7,978,523.82     5,233,690.10         6,264,093.12

Reallocated Investor Finance Charge
  Collections                               17,520,671.92     17,900,866.76     17,519,322.58    11,455,950.16        13,730,805.20
Investment Funding Account Proceeds
Available Excess                             9,540,798.77      9,748,207.44      9,540,798.77     6,222,260.07         7,466,712.08

2. Group 2 Allocations                      Series 2003-1     Series 2003-2     Series 2003-3    Series 2004-1        Series 2004-2
----------------------                      -------------     -------------     -------------    -------------        -------------

Invested Amount                            920,000,000.00  1,100,000,000.00    750,000,000.00   800,000,000.00       400,000,000.00
Investor Finance Charge Collections         17,492,797.09     20,915,300.86     14,260,432.41    15,211,127.90         7,605,563.95

Investor Monthly Interest                    4,148,356.67      4,957,571.67      3,379,062.50     3,581,453.33         1,825,541.67
Investor Default Amount                      2,298,183.15      2,747,827.68      1,873,518.87     1,998,420.13           999,210.07
Investor Monthly Fees                        1,533,333.33      1,833,333.33      1,250,000.00     1,333,333.33           666,666.67
Investor Additional Amounts                          0.00              0.00              0.00             0.00                 0.00
Total                                        7,979,873.15      9,538,732.68      6,502,581.37     6,913,206.80         3,491,418.40

Reallocated Investor Finance Charge
  Collections                               17,520,671.92     20,946,209.47     14,280,406.45    15,209,553.55         7,639,591.78
Investment Funding Account Proceeds
Available Excess                             9,540,798.77     11,407,476.79      7,777,825.08     8,308,662.75         4,148,173.38

2. Group 2 Allocations                      Series 2004-4     Series 2004-5     Series 2005-1    Series 2005-2        Series 2005-3
----------------------                      -------------     -------------     -------------    -------------        -------------
Invested Amount                          1,100,000,000.00  1,000,000,000.00    600,000,000.00   600,000,000.00       700,000,000.00
Investor Finance Charge Collections         20,915,300.86     19,013,909.88     11,408,345.93    11,408,345.93        13,309,736.91

Investor Monthly Interest                    4,927,926.67      4,477,045.83      2,646,875.00     2,693,542.50         3,068,289.58
Investor Default Amount                      2,747,827.68      2,498,025.16      1,498,815.10     1,498,815.10         1,748,617.61
Investor Monthly Fees                        1,833,333.33      1,666,666.67      1,000,000.00     1,000,000.00         1,166,666.67
Investor Additional Amounts                          0.00              0.00              0.00             0.00                 0.00
Total                                        9,509,087.68      8,641,737.66      5,145,690.10     5,192,357.60         5,983,573.86

Reallocated Investor Finance Charge
  Collections                               20,916,564.47     19,012,171.11     11,367,950.16    11,414,617.66        13,242,877.27
Investment Funding Account Proceeds
Available Excess                            11,407,476.79     10,370,433.44      6,222,260.07     6,222,260.07         7,259,303.41

2. Group 2 Allocations                      Series 2005-4     Series 2005-5     Series 2005-6    Series 2005-7        Series 2005-8
----------------------                      -------------     -------------     -------------    -------------        -------------
Invested Amount                            500,000,000.00  1,100,000,000.00    700,000,000.00   700,000,000.00       500,000,000.00
Investor Finance Charge Collections          9,506,954.94     20,915,300.86     13,309,736.91    13,309,736.91         9,506,954.94

Investor Monthly Interest                    2,229,218.75      4,864,653.75      3,068,289.58     3,121,291.25         2,207,447.92
Investor Default Amount                      1,249,012.58      2,747,827.68      1,748,617.61     1,748,617.61         1,249,012.58
Investor Monthly Fees                          833,333.33      1,833,333.33      1,166,666.67     1,166,666.67           833,333.33
Investor Additional Amounts                          0.00              0.00              0.00             0.00                 0.00
Total                                        4,311,564.66      9,445,814.76      5,983,573.86     6,036,575.53         4,289,793.83

Reallocated Investor Finance Charge
  Collections                                9,496,781.39     20,853,291.55     13,242,877.27    13,295,878.94         9,475,010.55
Investment Funding Account Proceeds
Available Excess                             5,185,216.72     11,407,476.79      7,259,303.41     7,259,303.41         5,185,216.72

2. Group 2 Allocations                     Series 2006-A      Series 2006-B                                           Group 2 Total
----------------------                     -------------      -------------                                           -------------
Invested Amount                            700,000,000.00    700,000,000.00                                       19,545,000,000.00
Investor Finance Charge Collections         13,309,736.91     13,309,736.91                                          371,651,486.55

Investor Monthly Interest                    3,060,332.92      3,092,512.50                                           87,537,845.08
Investor Default Amount                      1,748,617.61      1,748,617.61                                           48,823,901.81
Investor Monthly Fees                        1,166,666.67      1,166,666.67                                           32,575,000.00
Investor Additional Amounts                          0.00              0.00                                                    0.00
Total                                        5,975,617.20      6,007,796.78                                          168,936,746.89

Reallocated Investor Finance Charge
  Collections                               13,234,920.61     13,267,100.19                                          371,626,868.55
Investment Funding Account Proceeds
Available Excess                             7,259,303.41      7,259,303.41                                          202,727,055.66

                                              GROUP I             GROUP II
Group Investor Finance Charge
  Collections                               24,337,804.64    371,626,868.55
Group Expenses                               8,723,491.27    168,936,746.89
Reallocable Investor Finance Charge
  Collections                               15,614,313.37    202,690,121.66

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                     257,675,199.68
61-90 Days Delinquent:                     138,677,736.73
90+ Days Delinquent:                       230,979,680.97
Total 30+ Days Delinquent:                 627,332,617.38

V. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                              Series          Total Investor      Transferors
A. Investor/Transferor Allocations                          Allocations          Interest          Interest
----------------------------------                          -----------          --------          --------
Beginning Invested /Transferor Amount                           0.00               0.00               0.00
Beginning Adjusted Invested Amount                               N/A               0.00                N/A
Floating Allocation Percentage                                   N/A            0.0000%            0.0000%
Principal Allocation Percentage                                  N/A            0.0000%            0.0000%
Collections of Finance Chg. Receivables                         0.00               0.00               0.00
Collections of Principal Receivables                            0.00               0.00               0.00
Defaulted Amount                                                0.00               0.00               0.00

Ending Invested / Transferor Amounts                            0.00               0.00               0.00


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A              Class B          Interest             Total
--------------------------------------                       -------              -------          --------             -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                              March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        0.0000%            0.0000%            0.0000%
Monthly Interest Due                                            0.00               0.00               0.00              0.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                              0.00               0.00               0.00              0.00
Investor Default Amount                                         0.00               0.00               0.00              0.00
Investor Monthly Fees Due                                       0.00               0.00               0.00              0.00
Investor Additional Amounts Due
Total Due                                                       0.00               0.00               0.00              0.00

Reallocated Investor Finance Charge Collections                                                                         0.00
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                      0.0000%
Base Rate                                                                                                            0.0000%
Excess Spread Percentage                                                                                             0.0000%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A            Class B           Interest            Total
--------------------------------------------                   -------            -------           --------            -----

Beginning Certificates Balance                                  0.00               0.00               0.00              0.00
Interest Distributions                                          0.00               0.00               0.00              0.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                             0.00               0.00               0.00              0.00
Ending Certificates Balance                                     0.00               0.00               0.00              0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                                       $0.00

          a.   Class A Monthly Interest:                                                                 $0.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                             $0.00
          e.   Excess Spread:                                                                            $0.00

     2.   Class B Available Funds:                                                                       $0.00

          a.   Class B Monthly Interest:                                                                 $0.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                            $0.00

     3.   Collateral Available Funds:                                                                    $0.00

          a.   Excess Spread:                                                                            $0.00

     4.   Total Excess Spread:                                                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                               $0.00

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                     $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     3.   Principal Distribution:                                                                        $0.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

     1.   Excess Spread:                                                                                 $0.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                              $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                     0.00
          b.   Prior Monthly Period                                                                       0.00
          c.   Second Prior Monthly Period                                                                0.00

     2.   Three Month Average Base Rate                                                                   0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                     0.00
          b.   Prior Monthly Period                                                                       0.00
          c.   Second Prior Monthly Period                                                                0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                             0.00

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

VI. Series 2001-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------
                                                              Series         Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations          Interest           Interest
----------------------------------                         -----------          --------           --------
Beginning Invested /Transferor Amount                           0.00               0.00               0.00
Beginning Adjusted Invested Amount                               N/A               0.00                N/A
Floating Allocation Percentage                                   N/A            0.0000%            0.0000%
Principal Allocation Percentage                                  N/A            0.0000%            0.0000%
Collections of Finance Chg. Receivables                         0.00               0.00               0.00
Collections of Principal Receivables                            0.00               0.00               0.00
Defaulted Amount                                                0.00               0.00               0.00

Ending Invested / Transferor Amounts                            0.00               0.00               0.00


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                         Class A            Class B           Interest            Total
--------------------------------------                         -------            -------           --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                              March 13, 2006    March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        0.0000%            0.0000%            0.0000%
Monthly Interest Due                                            0.00               0.00               0.00              0.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                              0.00               0.00               0.00              0.00
Investor Default Amount                                         0.00               0.00               0.00              0.00
Investor Monthly Fees Due                                       0.00               0.00               0.00              0.00
Investor Additional Amounts Due
Total Due                                                       0.00               0.00               0.00              0.00

Reallocated Investor Finance Charge Collections                                                                         0.00
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                      0.0000%
Base Rate                                                                                                            0.0000%
Excess Spread Percentage                                                                                             0.0000%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                   Class A            Class B          Interest            Total
--------------------------------------------                   -------            -------          --------            -----

Beginning Certificates Balance                                  0.00               0.00               0.00              0.00
Interest Distributions                                          0.00               0.00               0.00              0.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                             0.00               0.00               0.00              0.00
Ending Certificates Balance                                     0.00               0.00               0.00              0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                                       $0.00

          a.   Class A Monthly Interest:                                                                 $0.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                             $0.00
          e.   Excess Spread:                                                                            $0.00

     2.   Class B Available Funds:                                                                       $0.00

          a.   Class B Monthly Interest:                                                                 $0.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                            $0.00

     3.   Collateral Available Funds:                                                                    $0.00

          a.   Excess Spread:                                                                            $0.00

     4.   Total Excess Spread:                                                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                               $0.00

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                     $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     3.   Principal Distribution:                                                                        $0.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

     1.   Excess Spread:                                                                                 $0.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                              $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                     0.00
          b.   Prior Monthly Period                                                                       0.00
          c.   Second Prior Monthly Period                                                                0.00

     2.   Three Month Average Base Rate                                                                   0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                     0.00
          b.   Prior Monthly Period                                                                       0.00
          c.   Second Prior Monthly Period                                                                0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                             0.00

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

VII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest          Interest
----------------------------------                     -----------           --------          --------
Beginning Invested /Transferor Amount                 921,389,293.20     725,000,000.00     196,389,293.20
Beginning Adjusted Invested Amount                               N/A     725,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                17,519,212.98      13,797,609.66       3,734,128.32
Collections of Principal Receivables                  238,395,065.99     187,582,408.56      50,812,657.43
Defaulted Amount                                        2,301,653.64       1,811,068.24         490,585.40

Ending Invested / Transferor Amounts                  909,534,109.01     725,000,000.00     184,534,109.01


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A              Class B           Interest           Total
--------------------------------------                     -------              -------           --------           -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                         2,990,625.00               0.00               0.00      2,990,625.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                 2,990,625.00               0.00               0.00      2,990,625.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8788%            5.1288%            5.2488%
Monthly Interest Due                                    2,674,927.15         272,678.54         331,382.02      3,278,987.71
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,674,927.15         272,678.54         331,382.02      3,278,987.71
Investor Default Amount                                 1,494,131.30         144,885.46         172,051.48      1,811,068.24
Investor Monthly Fees Due                                 996,875.00          96,666.67         114,791.67      1,208,333.33
Investor Additional Amounts Due
Total Due                                               5,165,933.45         514,230.67         618,225.17      6,298,389.28

Reallocated Investor Finance Charge Collections                                                                13,816,953.53
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                        12,525.00
Series Adjusted Portfolio Yield                                                                                     20.1688%
Base Rate                                                                                                            6.8459%
Excess Spread Percentage                                                                                            12.4653%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest            Total
--------------------------------------------             -------              -------           --------            -----

Beginning Certificates Balance                        598,125,000.00      58,000,000.00      68,875,000.00    725,000,000.00
Interest Distributions                                  2,674,927.15         272,678.54         331,382.02      3,278,987.71
Principal Deposits - Prin. Funding Account            598,125,000.00      58,000,000.00               0.00    656,125,000.00
Principal Distributions                               598,125,000.00      58,000,000.00      68,875,000.00    725,000,000.00
Total Distributions                                   600,799,927.15      58,272,678.54      69,206,382.02    728,278,987.71
Ending Certificates Balance                                     0.00               0.00               0.00              0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                           $1,004.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                              $1,000.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                      $1,004.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.70

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                              $1,000.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral
Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $69,206,382.02

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $331,382.02

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                    $68,875,000.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,409,319.79

          a.   Class A Monthly Interest:                                                         $2,674,927.15
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,494,131.30
          e.   Excess Spread:                                                                    $7,240,261.34

     2.   Class B Available Funds:                                                               $1,106,358.28

          a.   Class B Monthly Interest:                                                           $272,678.54
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $833,679.74

     3.   Collateral Available Funds:                                                            $1,313,800.46

          a.   Excess Spread:                                                                    $1,313,800.46

     4.   Total Excess Spread:                                                                   $9,387,741.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $238,395,065.99

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $187,582,408.56

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $187,582,408.56

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,811,068.24

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $189,393,476.80

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                           $656,125,000.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                             $68,875,000.00

     3.   Principal Distribution:                                                              $725,000,000.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $9,387,741.54
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $144,885.46
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $331,382.02
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $172,051.48
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,531,089.25

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8459%
          b.   Prior Monthly Period                                                                    6.9938%
          c.   Second Prior Monthly Period                                                             6.8175%

     2.   Three Month Average Base Rate                                                                6.8857%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1688%
          b.   Prior Monthly Period                                                                   19.5359%
          c.   Second Prior Monthly Period                                                            19.6097%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7715%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

VIII. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------           --------           --------
Beginning Invested /Transferor Amount                 635,440,891.86     500,000,000.00     135,440,891.86
Beginning Adjusted Invested Amount                               N/A     500,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                12,082,215.85       9,506,954.94       2,575,260.91
Collections of Principal Receivables                  164,410,390.34     129,367,178.32      35,043,212.02
Defaulted Amount                                        1,587,347.34       1,249,012.58         338,334.76

Ending Invested / Transferor Amounts                  627,264,902.77     500,000,000.00     127,264,902.77


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                     Class A              Class B          Interest              Total
--------------------------------------                     -------              -------          --------              -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.9288%            5.1988%            5.2488%
Monthly Interest Due                                    1,863,683.59         190,620.83         228,539.32      2,282,843.75
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      1,863,683.59         190,620.83         228,539.32      2,282,843.75
Investor Default Amount                                 1,030,435.38          99,921.01         118,656.20      1,249,012.58
Investor Monthly Fees Due                                 687,500.00          66,666.67          79,166.67        833,333.33
Investor Additional Amounts Due
Total Due                                               3,581,618.97         357,208.51         426,362.18      4,365,189.66

Reallocated Investor Finance Charge Collections                                                                 9,550,406.39
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.2001%
Base Rate                                                                                                            6.8934%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest            Total
--------------------------------------------              -------              -------          --------            -----

Beginning Certificates Balance                        412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00
Interest Distributions                                  1,863,683.59         190,620.83         228,539.32      2,282,843.75
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     1,863,683.59         190,620.83         228,539.32      2,282,843.75
Ending Certificates Balance                           412,500,000.00      40,000,000.00      47,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.52

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $228,539.32

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $228,539.32

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,879,085.27

          a.   Class A Monthly Interest:                                                         $1,863,683.59
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,030,435.38
          e.   Excess Spread:                                                                    $4,984,966.30

     2.   Class B Available Funds:                                                                 $764,032.51

          a.   Class B Monthly Interest:                                                           $190,620.83
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $573,411.68

     3.   Collateral Available Funds:                                                              $907,288.61

          a.   Excess Spread:                                                                      $907,288.61

     4.   Total Excess Spread:                                                                   $6,465,666.58

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $164,410,390.34

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $129,367,178.32

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $129,367,178.32

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,249,012.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,616,190.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,616,190.90


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $6,465,666.58
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $99,921.01
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $228,539.32
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $118,656.20
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,185,216.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8934%
          b.   Prior Monthly Period                                                                    7.0413%
          c.   Second Prior Monthly Period                                                             6.8650%

     2.   Three Month Average Base Rate                                                                6.9332%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.2001%
          b.   Prior Monthly Period                                                                   19.5630%
          c.   Second Prior Monthly Period                                                            19.6375%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.8002%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

IX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------          --------            --------
Beginning Invested /Transferor Amount                 889,617,248.61     700,000,000.00     189,617,248.61
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,915,102.19      13,321,829.91       3,605,365.28
Collections of Principal Receivables                  230,174,546.47     181,114,049.64      49,060,496.83
Defaulted Amount                                        2,222,286.27       1,748,617.61         473,668.66

Ending Invested / Transferor Amounts                  878,170,863.87     700,000,000.00     178,170,863.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A              Class B          Interest            Total
--------------------------------------                      -------              -------          --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                         2,887,500.00               0.00               0.00      2,887,500.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                         2,887,500.00               0.00               0.00      2,887,500.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                       4.8688%            5.0987%            5.2488%
Monthly Interest Due                                    2,577,394.53         261,735.83         319,955.05      3,159,085.42
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,577,394.53         261,735.83         319,955.05      3,159,085.42
Investor Default Amount                                 1,442,609.53         139,889.41         166,118.67      1,748,617.61
Investor Monthly Fees Due                                 962,500.00          93,333.33         110,833.33      1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,982,504.06         494,958.58         596,907.06      6,074,369.70

Reallocated Investor Finance Charge Collections                                                                13,333,673.11
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                        12,093.00
Series Adjusted Portfolio Yield                                                                                     20.1570%
Base Rate                                                                                                            6.8351%
Excess Spread Percentage                                                                                            12.4653%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest            Total
--------------------------------------------              -------              -------          --------            -----

Beginning Certificates Balance                        577,500,000.00      56,000,000.00      66,500,000.00    700,000,000.00
Interest Distributions                                  2,577,394.53         261,735.83         319,955.05      3,159,085.42
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,577,394.53         261,735.83         319,955.05      3,159,085.42
Ending Certificates Balance                           577,500,000.00      56,000,000.00      66,500,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H.   Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $319,955.05

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $319,955.05

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,010,257.04

          a.   Class A Monthly Interest:                                                         $2,577,394.53
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,442,609.53
          e.   Excess Spread:                                                                    $6,990,252.98

     2.   Class B Available Funds:                                                               $1,067,661.29

          a.   Class B Monthly Interest:                                                           $261,735.83
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $805,925.46

     3.   Collateral Available Funds:                                                            $1,267,847.78

          a.   Excess Spread:                                                                    $1,267,847.78

     4.   Total Excess Spread:                                                                   $9,064,026.21

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $230,174,546.47

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $181,114,049.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,114,049.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,748,617.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,862,667.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,862,667.26

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $9,064,026.21
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $139,889.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $319,955.05
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $166,118.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,271,396.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8351%
          b.   Prior Monthly Period                                                                    6.9830%
          c.   Second Prior Monthly Period                                                             6.8067%

     2.   Three Month Average Base Rate                                                                6.8749%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1569%
          b.   Prior Monthly Period                                                                   19.5258%
          c.   Second Prior Monthly Period                                                            19.5830%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7552%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

X. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------           --------           --------
Beginning Invested /Transferor Amount                 826,073,159.42     650,000,000.00     176,073,159.42
Beginning Adjusted Invested Amount                               N/A     650,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                15,706,880.61      12,359,041.42       3,347,839.19
Collections of Principal Receivables                  213,733,507.44     168,177,331.81      45,556,175.62
Defaulted Amount                                        2,063,551.54       1,623,716.36         439,835.18

Ending Invested / Transferor Amounts                  815,444,373.60     650,000,000.00     165,444,373.60


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest            Total
--------------------------------------                    -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                 2,681,250.00               0.00               0.00      2,681,250.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                         2,681,250.00               0.00               0.00      2,681,250.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8688%            5.1088%            5.2488%
Monthly Interest Due                                    2,393,294.92         243,517.08         297,101.12      2,933,913.13
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,393,294.92         243,517.08         297,101.12      2,933,913.13
Investor Default Amount                                 1,339,565.99         129,897.31         154,253.05      1,623,716.36
Investor Monthly Fees Due                                 893,750.00          86,666.67         102,916.67      1,083,333.33
Investor Additional Amounts Due
Total Due                                               4,626,610.92         460,081.06         554,270.84      5,640,962.81

Reallocated Investor Finance Charge Collections                                                                12,381,744.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1368%
Base Rate                                                                                                            6.8359%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A              Class B         Interest            Total
--------------------------------------------              -------              -------         --------            -----

Beginning Certificates Balance                        536,250,000.00      52,000,000.00      61,750,000.00    650,000,000.00
Interest Distributions                                  2,393,294.92         243,517.08         297,101.12      2,933,913.13
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,393,294.92         243,517.08         297,101.12      2,933,913.13
Ending Certificates Balance                           536,250,000.00      52,000,000.00      61,750,000.00    650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $4.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.68

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.68

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $297,101.12

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $297,101.12

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,214,939.26

          a.   Class A Monthly Interest:                                                         $2,393,294.92
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,339,565.99
          e.   Excess Spread:                                                                    $6,482,078.34

     2.   Class B Available Funds:                                                                 $990,539.56

          a.   Class B Monthly Interest:                                                           $243,517.08
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $747,022.48

     3.   Collateral Available Funds:                                                            $1,176,265.73

          a.   Excess Spread:                                                                    $1,176,265.73

     4.   Total Excess Spread:                                                                   $8,405,366.55

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $213,733,507.44

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $168,177,331.81

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $168,177,331.81

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,623,716.36

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $169,801,048.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $169,801,048.17

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $8,405,366.55
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $129,897.31
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $297,101.12
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $154,253.05
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $2,681,250.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,059,531.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8359%
          b.   Prior Monthly Period                                                                    6.9838%
          c.   Second Prior Monthly Period                                                             6.8075%

     2.   Three Month Average Base Rate                                                                6.8757%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1368%
          b.   Prior Monthly Period                                                                   19.5093%
          c.   Second Prior Monthly Period                                                            19.5837%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7433%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XI. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------
Beginning Invested /Transferor Amount               1,169,211,241.03     920,000,000.00     249,211,241.03
Beginning Adjusted Invested Amount                               N/A     920,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                22,231,277.16      17,492,797.09       4,738,480.08
Collections of Principal Receivables                  302,515,118.22     238,035,608.10      64,479,510.11
Defaulted Amount                                        2,920,719.10       2,298,183.15         622,535.95

Ending Invested / Transferor Amounts                1,154,167,421.09     920,000,000.00     234,167,421.09


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A              Class B        Interest            Total
--------------------------------------                      -------              -------        --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8588%            5.1488%            5.2488%
Monthly Interest Due                                    3,380,475.31         347,369.00         420,512.35      4,148,356.67
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      3,380,475.31         347,369.00         420,512.35      4,148,356.67
Investor Default Amount                                 1,896,001.10         183,854.65         218,327.40      2,298,183.15
Investor Monthly Fees Due                               1,265,000.00         122,666.67         145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,541,476.41         653,890.32         784,506.42      7,979,873.15

Reallocated Investor Finance Charge Collections                                                                17,520,671.92
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1312%
Base Rate                                                                                                            6.8308%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest            Total
--------------------------------------------             -------              -------           --------            -----

Beginning Certificates Balance                        759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00
Interest Distributions                                  3,380,475.31         347,369.00         420,512.35      4,148,356.67
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     3,380,475.31         347,369.00         420,512.35      4,148,356.67
Ending Certificates Balance                           759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $420,512.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $420,512.35

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,454,554.33

          a.   Class A Monthly Interest:                                                         $3,380,475.31
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,896,001.10
          e.   Excess Spread:                                                                    $9,178,077.92

     2.   Class B Available Funds:                                                               $1,401,653.75

          a.   Class B Monthly Interest:                                                           $347,369.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,054,284.75

     3.   Collateral Available Funds:                                                            $1,664,463.83

          a.   Excess Spread:                                                                    $1,664,463.83

     4.   Total Excess Spread:                                                                  $11,896,826.51

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $302,515,118.22

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $238,035,608.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $238,035,608.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,298,183.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $240,333,791.25

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $240,333,791.25

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $11,896,826.51
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $183,854.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $420,512.35
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $218,327.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,540,798.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8308%
          b.   Prior Monthly Period                                                                    6.9787%
          c.   Second Prior Monthly Period                                                             6.8024%

     2.   Three Month Average Base Rate                                                                6.8706%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1312%
          b.   Prior Monthly Period                                                                   19.5046%
          c.   Second Prior Monthly Period                                                            19.5789%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7382%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations            Interest           Interest
----------------------------------                   -----------            --------           --------
Beginning Invested /Transferor Amount               1,194,628,876.71     940,000,000.00     254,628,876.71
Beginning Adjusted Invested Amount                               N/A     940,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                22,714,565.80      17,873,075.28       4,841,490.51
Collections of Principal Receivables                  309,091,533.83     243,210,295.24      65,881,238.60
Defaulted Amount                                        2,984,212.99       2,348,143.65         636,069.34

Ending Invested / Transferor Amounts                1,179,258,017.20     940,000,000.00     239,258,017.20


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A               Class B         Interest            Total
--------------------------------------                    -------               -------         --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8588%            5.1387%            5.2488%
Monthly Interest Due                                    3,453,963.91         354,231.17         429,653.93      4,237,849.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      3,453,963.91         354,231.17         429,653.93      4,237,849.00
Investor Default Amount                                 1,937,218.51         187,851.49         223,073.65      2,348,143.65
Investor Monthly Fees Due                               1,292,500.00         125,333.33         148,833.33      1,566,666.67
Investor Additional Amounts Due
Total Due                                               6,683,682.42         667,415.99         801,560.91      8,152,659.32

Reallocated Investor Finance Charge Collections                                                                17,900,866.76
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1303%
Base Rate                                                                                                            6.8299%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        775,500,000.00      75,200,000.00      89,300,000.00    940,000,000.00
Interest Distributions                                  3,453,963.91         354,231.17         429,653.93      4,237,849.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     3,453,963.91         354,231.17         429,653.93      4,237,849.00
Ending Certificates Balance                           775,500,000.00      75,200,000.00      89,300,000.00    940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.71

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $429,653.93

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $429,653.93

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,768,215.07

          a.   Class A Monthly Interest:                                                         $3,453,963.91
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,937,218.51
          e.   Excess Spread:                                                                    $9,377,032.65

     2.   Class B Available Funds:                                                               $1,432,069.34

          a.   Class B Monthly Interest:                                                           $354,231.17
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,077,838.17

     3.   Collateral Available Funds:                                                            $1,700,582.34

          a.   Excess Spread:                                                                    $1,700,582.34

     4.   Total Excess Spread:                                                                  $12,155,453.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $309,091,533.83

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $243,210,295.24

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $243,210,295.24

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,348,143.65

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $245,558,438.89

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $245,558,438.89

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $12,155,453.17
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $187,851.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $429,653.93
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $223,073.65
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,748,207.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8299%
          b.   Prior Monthly Period                                                                    6.9779%
          c.   Second Prior Monthly Period                                                             6.8016%

     2.   Three Month Average Base Rate                                                                6.8698%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1303%
          b.   Prior Monthly Period                                                                   19.5038%
          c.   Second Prior Monthly Period                                                            19.5782%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7374%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XIII. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations           Interest           Interest
----------------------------------                    -----------           --------           --------
Beginning Invested /Transferor Amount               1,169,211,241.03     920,000,000.00     249,211,241.03
Beginning Adjusted Invested Amount                               N/A     920,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                22,231,277.16      17,492,797.09       4,738,480.08
Collections of Principal Receivables                  302,515,118.22     238,035,608.10      64,479,510.11
Defaulted Amount                                        2,920,719.10       2,298,183.15         622,535.95

Ending Invested / Transferor Amounts                1,154,167,421.09     920,000,000.00     234,167,421.09


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B          Interest            Total
--------------------------------------                     -------             -------          --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8588%            5.1288%            5.2488%
Monthly Interest Due                                    3,380,475.31         346,019.67         420,512.35      4,147,007.33
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      3,380,475.31         346,019.67         420,512.35      4,147,007.33
Investor Default Amount                                 1,896,001.10         183,854.65         218,327.40      2,298,183.15
Investor Monthly Fees Due                               1,265,000.00         122,666.67         145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,541,476.41         652,540.99         784,506.42      7,978,523.82

Reallocated Investor Finance Charge Collections                                                                17,519,322.58
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1294%
Base Rate                                                                                                            6.8291%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A              Class B         Interest            Total
--------------------------------------------              -------              -------         --------            -----

Beginning Certificates Balance                        759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00
Interest Distributions                                  3,380,475.31         346,019.67         420,512.35      4,147,007.33
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     3,380,475.31         346,019.67         420,512.35      4,147,007.33
Ending Certificates Balance                           759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.70

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $420,512.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $420,512.35

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,453,441.13

          a.   Class A Monthly Interest:                                                         $3,380,475.31
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,896,001.10
          e.   Excess Spread:                                                                    $9,176,964.72

     2.   Class B Available Funds:                                                               $1,401,545.81

          a.   Class B Monthly Interest:                                                           $346,019.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,055,526.14

     3.   Collateral Available Funds:                                                            $1,664,335.65

          a.   Excess Spread:                                                                    $1,664,335.65

     4.   Total Excess Spread:                                                                  $11,896,826.51

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $302,515,118.22

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $238,035,608.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $238,035,608.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,298,183.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $240,333,791.25

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $240,333,791.25

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $11,896,826.51
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $183,854.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $420,512.35
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $218,327.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,540,798.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8291%
          b.   Prior Monthly Period                                                                    6.9771%
          c.   Second Prior Monthly Period                                                             6.8008%

     2.   Three Month Average Base Rate                                                                6.8690%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1294%
          b.   Prior Monthly Period                                                                   19.5030%
          c.   Second Prior Monthly Period                                                            19.5774%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7366%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XV. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------           --------           --------
Beginning Invested /Transferor Amount                 762,529,070.24     600,000,000.00     162,529,070.24
Beginning Adjusted Invested Amount                               N/A     600,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                14,498,659.02      11,408,345.93       3,090,313.09
Collections of Principal Receivables                  197,292,468.40     155,240,613.98      42,051,854.42
Defaulted Amount                                        1,904,816.80       1,498,815.10         406,001.71

Ending Invested / Transferor Amounts                  752,717,883.32     600,000,000.00     152,717,883.32


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest            Total
--------------------------------------                     -------              -------         --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.9188%            5.1988%            5.2488%
Monthly Interest Due                                    2,231,882.81         228,745.00         274,247.19      2,734,875.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,231,882.81         228,745.00         274,247.19      2,734,875.00
Investor Default Amount                                 1,236,522.46         119,905.21         142,387.43      1,498,815.10
Investor Monthly Fees Due                                 825,000.00          80,000.00          95,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,293,405.27         428,650.21         511,634.62      5,233,690.10

Reallocated Investor Finance Charge Collections                                                                11,455,950.16
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1909%
Base Rate                                                                                                            6.8850%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        495,000,000.00      48,000,000.00      57,000,000.00    600,000,000.00
Interest Distributions                                  2,231,882.81         228,745.00         274,247.19      2,734,875.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,231,882.81         228,745.00         274,247.19      2,734,875.00
Ending Certificates Balance                           495,000,000.00      48,000,000.00      57,000,000.00    600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.51

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $274,247.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $274,247.19

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,451,158.89

          a.   Class A Monthly Interest:                                                         $2,231,882.81
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,236,522.46
          e.   Excess Spread:                                                                    $5,982,753.62

     2.   Class B Available Funds:                                                                 $916,476.01

          a.   Class B Monthly Interest:                                                           $228,745.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $687,731.01

     3.   Collateral Available Funds:                                                            $1,088,315.27

          a.   Excess Spread:                                                                    $1,088,315.27

     4.   Total Excess Spread:                                                                   $7,758,799.90

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $197,292,468.40

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $155,240,613.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,240,613.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,498,815.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,739,429.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,739,429.08

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $7,758,799.90
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $119,905.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $274,247.19
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $142,387.43
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,222,260.07

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8850%
          b.   Prior Monthly Period                                                                    7.0329%
          c.   Second Prior Monthly Period                                                             6.8566%

     2.   Three Month Average Base Rate                                                                6.9249%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1909%
          b.   Prior Monthly Period                                                                   19.5552%
          c.   Second Prior Monthly Period                                                            19.6297%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7919%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XVI. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------
Beginning Invested /Transferor Amount                 915,034,884.29     720,000,000.00     195,034,884.29
Beginning Adjusted Invested Amount                               N/A     720,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                17,398,390.82      13,690,015.11       3,708,375.71
Collections of Principal Receivables                  236,750,962.08     186,288,736.78      50,462,225.31
Defaulted Amount                                        2,285,780.17       1,798,578.12         487,202.05

Ending Invested / Transferor Amounts                  903,261,459.98     720,000,000.00     183,261,459.98


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                     Class A              Class B          Interest            Total
--------------------------------------                     -------              -------          --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8887%            5.1988%            5.2488%
Monthly Interest Due                                    2,661,924.38         274,494.00         329,096.63      3,265,515.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,661,924.38         274,494.00         329,096.63      3,265,515.00
Investor Default Amount                                 1,483,826.95         143,886.25         170,864.92      1,798,578.12
Investor Monthly Fees Due                                 990,000.00          96,000.00         114,000.00      1,200,000.00
Investor Additional Amounts Due
Total Due                                               5,135,751.32         514,380.25         613,961.55      6,264,093.12

Reallocated Investor Finance Charge Collections                                                                13,730,805.20
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1633%
Base Rate                                                                                                            6.8599%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        594,000,000.00      57,600,000.00      68,400,000.00    720,000,000.00
Interest Distributions                                  2,661,924.38         274,494.00         329,096.63      3,265,515.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,661,924.38         274,494.00         329,096.63      3,265,515.00
Ending Certificates Balance                           594,000,000.00      57,600,000.00      68,400,000.00    720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.48

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.48

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $329,096.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $329,096.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,327,914.29

          a.   Class A Monthly Interest:                                                         $2,661,924.38
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,483,826.95
          e.   Excess Spread:                                                                    $7,182,162.97

     2.   Class B Available Funds:                                                               $1,098,464.42

          a.   Class B Monthly Interest:                                                           $274,494.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $823,970.42

     3.   Collateral Available Funds:                                                            $1,304,426.49

          a.   Excess Spread:                                                                    $1,304,426.49

     4.   Total Excess Spread:                                                                   $9,310,559.88

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $236,750,962.08

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $186,288,736.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $186,288,736.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,798,578.12

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $188,087,314.89

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $188,087,314.89

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $9,310,559.88
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $143,886.25
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $329,096.63
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $170,864.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,466,712.08

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8599%
          b.   Prior Monthly Period                                                                    7.0079%
          c.   Second Prior Monthly Period                                                             6.8315%

     2.   Three Month Average Base Rate                                                                6.8998%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1633%
          b.   Prior Monthly Period                                                                   19.5318%
          c.   Second Prior Monthly Period                                                            19.6062%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7671%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XVII. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------
Beginning Invested /Transferor Amount               1,169,211,241.03     920,000,000.00     249,211,241.03
Beginning Adjusted Invested Amount                               N/A     920,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                22,231,277.16      17,492,797.09       4,738,480.08
Collections of Principal Receivables                  302,515,118.22     238,035,608.10      64,479,510.11
Defaulted Amount                                        2,920,719.10       2,298,183.15         622,535.95

Ending Invested / Transferor Amounts                1,154,167,421.09     920,000,000.00     234,167,421.09


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A              Class B          Interest            Total
--------------------------------------                    -------              -------          --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                    -               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8588%            5.1488%            5.2488%
Monthly Interest Due                                    3,380,475.31         347,369.00         420,512.35      4,148,356.67
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      3,380,475.31         347,369.00         420,512.35      4,148,356.67
Investor Default Amount                                 1,896,001.10         183,854.65         218,327.40      2,298,183.15
Investor Monthly Fees Due                               1,265,000.00         122,666.67         145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                               6,541,476.41         653,890.32         784,506.42      7,979,873.15

Reallocated Investor Finance Charge Collections                                                                17,520,671.92
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1312%
Base Rate                                                                                                            6.8308%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest            Total
--------------------------------------------             -------              -------           --------            -----

Beginning Certificates Balance                        759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00
Interest Distributions                                  3,380,475.31         347,369.00         420,512.35      4,148,356.67
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     3,380,475.31         347,369.00         420,512.35      4,148,356.67
Ending Certificates Balance                           759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $420,512.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $420,512.35

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,454,554.33

          a.   Class A Monthly Interest:                                                         $3,380,475.31
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,896,001.10
          e.   Excess Spread:                                                                    $9,178,077.92

     2.   Class B Available Funds:                                                               $1,401,653.75

          a.   Class B Monthly Interest:                                                           $347,369.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,054,284.75

     3.   Collateral Available Funds:                                                            $1,664,463.83

          a.   Excess Spread:                                                                    $1,664,463.83

     4.   Total Excess Spread:                                                                  $11,896,826.51

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $302,515,118.22

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $238,035,608.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $238,035,608.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,298,183.15

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $240,333,791.25

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $240,333,791.25

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $11,896,826.51
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $183,854.65
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $420,512.35
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $218,327.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,540,798.77

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8308%
          b.   Prior Monthly Period                                                                    6.9787%
          c.   Second Prior Monthly Period                                                             6.8024%

     2.   Three Month Average Base Rate                                                                6.8706%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1312%
          b.   Prior Monthly Period                                                                   19.5046%
          c.   Second Prior Monthly Period                                                            19.5789%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7382%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XVIII. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations          Interest           Interest
----------------------------------                    -----------          --------           --------
Beginning Invested /Transferor Amount               1,397,969,962.10   1,100,000,000.00     297,969,962.10
Beginning Adjusted Invested Amount                               N/A   1,100,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                26,580,874.87      20,915,300.86       5,665,574.01
Collections of Principal Receivables                  361,702,858.74     284,607,792.30      77,095,066.44
Defaulted Amount                                        3,492,164.14       2,747,827.68         744,336.46

Ending Invested / Transferor Amounts                1,379,982,786.08   1,100,000,000.00     279,982,786.08


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                    Class A              Class B         Interest            Total
--------------------------------------                    -------              -------         --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8588%            5.1188%            5.2488%
Monthly Interest Due                                    4,041,872.66         412,912.50         502,786.51      4,957,571.67
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      4,041,872.66         412,912.50         502,786.51      4,957,571.67
Investor Default Amount                                 2,266,957.84         219,826.21         261,043.63      2,747,827.68
Investor Monthly Fees Due                               1,512,500.00         146,666.67         174,166.67      1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,821,330.49         779,405.38         937,996.81      9,538,732.68

Reallocated Investor Finance Charge Collections                                                                20,946,209.47
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1285%
Base Rate                                                                                                            6.8283%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest            Total
--------------------------------------------              -------              -------          --------            -----

Beginning Certificates Balance                        907,500,000.00      88,000,000.00     104,500,000.00  1,100,000,000.00
Interest Distributions                                  4,041,872.66         412,912.50         502,786.51      4,957,571.67
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     4,041,872.66         412,912.50         502,786.51      4,957,571.67
Ending Certificates Balance                           907,500,000.00      88,000,000.00     104,500,000.00  1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $502,786.51

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $502,786.51

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,280,622.81

          a.   Class A Monthly Interest:                                                         $4,041,872.66
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,266,957.84
          e.   Excess Spread:                                                                   $10,971,792.32

     2.   Class B Available Funds:                                                               $1,675,696.76

          a.   Class B Monthly Interest:                                                           $412,912.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,262,784.26

     3.   Collateral Available Funds:                                                            $1,989,889.90

          a.   Excess Spread:                                                                    $1,989,889.90

     4.   Total Excess Spread:                                                                  $14,224,466.48

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $361,702,858.74

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $284,607,792.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $284,607,792.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,747,827.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $287,355,619.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $287,355,619.98

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $14,224,466.48
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $219,826.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $502,786.51
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $261,043.63
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                              $11,407,476.79

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8283%
          b.   Prior Monthly Period                                                                    6.9763%
          c.   Second Prior Monthly Period                                                             6.8000%

     2.   Three Month Average Base Rate                                                                6.8682%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1285%
          b.   Prior Monthly Period                                                                   19.5023%
          c.   Second Prior Monthly Period                                                            19.5767%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7358%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XIX. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
Beginning Invested /Transferor Amount                 953,161,337.80     750,000,000.00     203,161,337.80
Beginning Adjusted Invested Amount                               N/A     750,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                18,123,323.78      14,260,432.41       3,862,891.37
Collections of Principal Receivables                  246,615,585.50     194,050,767.48      52,564,818.03
Defaulted Amount                                        2,381,021.01       1,873,518.87         507,502.13

Ending Invested / Transferor Amounts                  940,897,354.15     750,000,000.00     190,897,354.15


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                    Class A               Class B        Interest            Total

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8588%            5.0987%            5.2488%
Monthly Interest Due                                    2,755,822.27         280,431.25         342,808.98      3,379,062.50
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,755,822.27         280,431.25         342,808.98      3,379,062.50
Investor Default Amount                                 1,545,653.07         149,881.51         177,984.29      1,873,518.87
Investor Monthly Fees Due                               1,031,250.00         100,000.00         118,750.00      1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,332,725.34         530,312.76         639,543.28      6,502,581.37

Reallocated Investor Finance Charge Collections                                                                14,280,406.45
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1267%
Base Rate                                                                                                            6.8267%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A              Class B         Interest            Total

Beginning Certificates Balance                        618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00
Interest Distributions                                  2,755,822.27         280,431.25         342,808.98      3,379,062.50
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,755,822.27         280,431.25         342,808.98      3,379,062.50
Ending Certificates Balance                           618,750,000.00      60,000,000.00      71,250,000.00    750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $342,808.98

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $342,808.98

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,781,335.33

          a.   Class A Monthly Interest:                                                         $2,755,822.27
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,545,653.07
          e.   Excess Spread:                                                                    $7,479,859.99

     2.   Class B Available Funds:                                                               $1,142,432.52

          a.   Class B Monthly Interest:                                                           $280,431.25
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $862,001.27

     3.   Collateral Available Funds:                                                            $1,356,638.61

          a.   Excess Spread:                                                                    $1,356,638.61

     4.   Total Excess Spread:                                                                   $9,698,499.87

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $246,615,585.50

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $194,050,767.48

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $194,050,767.48

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,873,518.87

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $195,924,286.35

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $195,924,286.35

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $9,698,499.87
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $149,881.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $342,808.98
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $177,984.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,777,825.08

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8267%
          b.   Prior Monthly Period                                                                    6.9747%
          c.   Second Prior Monthly Period                                                             6.7983%

     2.   Three Month Average Base Rate                                                                6.8666%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1267%
          b.   Prior Monthly Period                                                                   19.5008%
          c.   Second Prior Monthly Period                                                            19.5751%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7342%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XX. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------            --------           --------
Beginning Invested /Transferor Amount                 864,199,612.94     680,000,000.00     184,199,612.94
Beginning Adjusted Invested Amount                               N/A     680,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,431,813.56      12,941,774.72       3,502,354.84
Collections of Principal Receivables                  223,598,130.86     175,939,362.51      47,658,768.35
Defaulted Amount                                        2,158,792.38       1,698,657.11         460,135.27

Ending Invested / Transferor Amounts                  853,080,267.76     680,000,000.00     173,080,267.76


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                     Class A            Class B            Interest            Total
--------------------------------------                     -------            -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                 2,941,000.00               0.00               0.00      2,941,000.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                         2,941,000.00               0.00               0.00      2,941,000.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                       1.6900%            1.9000%            5.6488%
Monthly Interest Due                                      828,381.67          64,600.00         264,079.06      1,157,060.73
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                        828,381.67          64,600.00         264,079.06      1,157,060.73
Investor Default Amount                                 1,469,338.40         101,919.43         127,399.28      1,698,657.11
Investor Monthly Fees Due                                 980,333.33          68,000.00          85,000.00      1,133,333.33
Investor Additional Amounts Due
Total Due                                               3,278,053.40         234,519.43         476,478.35      3,989,051.17

Reallocated Investor Finance Charge Collections                                                                12,284,155.15
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                        12,316.00
Series Adjusted Portfolio Yield                                                                                     18.9618%
Base Rate                                                                                                            3.7255%
Excess Spread Percentage                                                                                            14.6602%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        588,200,000.00      40,800,000.00      51,000,000.00    680,000,000.00
Interest Distributions                                    828,381.67          64,600.00         264,079.06      1,157,060.73
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                       828,381.67          64,600.00         264,079.06      1,157,060.73
Ending Certificates Balance                           588,200,000.00      40,800,000.00      51,000,000.00    680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $264,079.06

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $264,079.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,636,447.55

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,469,338.40
          e.   Excess Spread:                                                                    $8,338,727.48

     2.   Class B Available Funds:                                                                 $737,788.27

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $673,188.27

     3.   Collateral Available Funds:                                                              $922,235.34

          a.   Excess Spread:                                                                      $922,235.34

     4.   Total Excess Spread:                                                                   $9,934,151.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $223,598,130.86

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $175,939,362.51

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,939,362.51

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,698,657.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $177,638,019.62

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $177,638,019.62

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $9,934,151.08
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $101,919.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $264,079.06
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $127,399.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,307,419.98

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  3.7255%
          b.   Prior Monthly Period                                                                    4.3004%
          c.   Second Prior Monthly Period                                                             4.1589%

     2.   Three Month Average Base Rate                                                                4.0616%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.9618%
          b.   Prior Monthly Period                                                                   17.9202%
          c.   Second Prior Monthly Period                                                            18.0533%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         18.3118%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXI. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------
Beginning Invested /Transferor Amount               1,016,705,426.98     800,000,000.00     216,705,426.98
Beginning Adjusted Invested Amount                               N/A     800,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                19,331,545.36      15,211,127.90       4,120,417.46
Collections of Principal Receivables                  263,056,624.54     206,987,485.31      56,069,139.23
Defaulted Amount                                        2,539,755.74       1,998,420.13         541,335.61

Ending Invested / Transferor Amounts                1,003,623,844.43     800,000,000.00     203,623,844.43


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A              Class B          Interest            Total
--------------------------------------                    -------              -------          --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8288%            4.9988%            5.2988%
Monthly Interest Due                                    2,956,804.58         274,931.25         349,717.50      3,581,453.33
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,956,804.58         274,931.25         349,717.50      3,581,453.33
Investor Default Amount                                 1,668,680.81         149,881.51         179,857.81      1,998,420.13
Investor Monthly Fees Due                               1,113,333.33         100,000.00         120,000.00      1,333,333.33
Investor Additional Amounts Due
Total Due                                               5,738,818.73         524,812.76         649,575.31      6,913,206.80

Reallocated Investor Finance Charge Collections                                                                15,209,553.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0919%
Base Rate                                                                                                            6.7951%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest            Total
--------------------------------------------             -------            -------            --------            -----

Beginning Certificates Balance                        668,000,000.00      60,000,000.00      72,000,000.00    800,000,000.00
Interest Distributions                                  2,956,804.58         274,931.25         349,717.50      3,581,453.33
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,956,804.58         274,931.25         349,717.50      3,581,453.33
Ending Certificates Balance                           668,000,000.00      60,000,000.00      72,000,000.00    800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.43

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,646,064.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $349,717.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $8,296,346.75

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $12,699,977.22

          a.   Class A Monthly Interest:                                                         $2,956,804.58
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,668,680.81
          e.   Excess Spread:                                                                    $8,074,491.82

     2.   Class B Available Funds:                                                               $1,140,716.52

          a.   Class B Monthly Interest:                                                           $274,931.25
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $865,785.27

     3.   Collateral Available Funds:                                                            $1,368,859.82

          a.   Excess Spread:                                                                    $1,368,859.82

     4.   Total Excess Spread:                                                                  $10,309,136.91

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $263,056,624.54

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $206,987,485.31

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $206,987,485.31

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,998,420.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $208,985,905.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $208,985,905.44

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

     1.   Excess Spread:                                                                        $10,309,136.91
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $149,881.51
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $349,717.50
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $179,857.81
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $8,296,346.75

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7951%
          b.   Prior Monthly Period                                                                    6.9430%
          c.   Second Prior Monthly Period                                                             6.7667%

     2.   Three Month Average Base Rate                                                                6.8349%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0919%
          b.   Prior Monthly Period                                                                   19.4713%
          c.   Second Prior Monthly Period                                                            19.5455%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7029%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXII. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------
Beginning Invested /Transferor Amount                 508,352,713.49     400,000,000.00     108,352,713.49
Beginning Adjusted Invested Amount                               N/A     400,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                 9,665,772.68       7,605,563.95       2,060,208.73
Collections of Principal Receivables                  131,528,312.27     103,493,742.65      28,034,569.61
Defaulted Amount                                        1,269,877.87         999,210.07         270,667.80

Ending Invested / Transferor Amounts                  501,811,922.21     400,000,000.00     101,811,922.21


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A            Class B             Interest            Total
--------------------------------------                    -------            -------             --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.9188%            5.1188%            5.4188%
Monthly Interest Due                                    1,505,957.29         140,765.63         178,818.75      1,825,541.67
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      1,505,957.29         140,765.63         178,818.75      1,825,541.67
Investor Default Amount                                   834,340.40          74,940.75          89,928.91        999,210.07
Investor Monthly Fees Due                                 556,666.67          50,000.00          60,000.00        666,666.67
Investor Additional Amounts Due
Total Due                                               2,896,964.36         265,706.38         328,747.66      3,491,418.40

Reallocated Investor Finance Charge Collections                                                                 7,639,591.78
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1978%
Base Rate                                                                                                            6.8913%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions            Class A              Class B          Interest            Total
--------------------------------------------            -------              -------          --------            -----

Beginning Certificates Balance                        334,000,000.00      30,000,000.00      36,000,000.00    400,000,000.00
Interest Distributions                                  1,505,957.29         140,765.63         178,818.75      1,825,541.67
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     1,505,957.29         140,765.63         178,818.75      1,825,541.67
Ending Certificates Balance                           334,000,000.00      30,000,000.00      36,000,000.00    400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.51

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.69

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,326,992.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $178,818.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,148,173.38

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $6,379,059.13

          a.   Class A Monthly Interest:                                                         $1,505,957.29
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $834,340.40
          e.   Excess Spread:                                                                    $4,038,761.44

     2.   Class B Available Funds:                                                                 $572,969.38

          a.   Class B Monthly Interest:                                                           $140,765.63
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $432,203.76

     3.   Collateral Available Funds:                                                              $687,563.26

          a.   Excess Spread:                                                                      $687,563.26

     4.   Total Excess Spread:                                                                   $5,158,528.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $131,528,312.27

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                         $103,493,742.65

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $103,493,742.65

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                             $999,210.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $104,492,952.72

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $104,492,952.72

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $5,158,528.45
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $74,940.75
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $178,818.75
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $89,928.91
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,148,173.38

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8913%
          b.   Prior Monthly Period                                                                    7.0393%
          c.   Second Prior Monthly Period                                                             6.8630%

     2.   Three Month Average Base Rate                                                                6.9312%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1978%
          b.   Prior Monthly Period                                                                   19.5611%
          c.   Second Prior Monthly Period                                                            19.6356%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7982%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXIII. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------
Beginning Invested /Transferor Amount                 762,529,070.24     600,000,000.00     162,529,070.24
Beginning Adjusted Invested Amount                               N/A     600,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                14,498,659.02      11,408,345.93       3,090,313.09
Collections of Principal Receivables                  197,292,468.40     155,240,613.98      42,051,854.42
Defaulted Amount                                        1,904,816.80       1,498,815.10         406,001.71

Ending Invested / Transferor Amounts                  752,717,883.32     600,000,000.00     152,717,883.32


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest            Total
--------------------------------------                   -------            -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.3500%            4.5500%            5.2188%
Monthly Interest Due                                    1,892,250.00         113,750.00         229,625.00      2,235,625.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      1,892,250.00         113,750.00         229,625.00      2,235,625.00
Investor Default Amount                                 1,303,969.14          74,940.75         119,905.21      1,498,815.10
Investor Monthly Fees Due                                 870,000.00          50,000.00          80,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,066,219.14         238,690.75         429,530.21      4,734,440.10

Reallocated Investor Finance Charge Collections                                                                12,053,649.49
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     21.4029%
Base Rate                                                                                                            5.9647%
Excess Spread Percentage                                                                                            14.6384%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        522,000,000.00      30,000,000.00      48,000,000.00    600,000,000.00
Interest Distributions                                  1,892,250.00         113,750.00         229,625.00      2,235,625.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     1,892,250.00         113,750.00         229,625.00      2,235,625.00
Ending Certificates Balance                           522,000,000.00      30,000,000.00      48,000,000.00    600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,548,834.39

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $229,625.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,319,209.39

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,486,675.06

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,303,969.14
          e.   Excess Spread:                                                                    $7,290,455.92

     2.   Class B Available Funds:                                                                 $602,682.47

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $488,932.47

     3.   Collateral Available Funds:                                                              $964,291.96

          a.   Excess Spread:                                                                      $964,291.96

     4.   Total Excess Spread:                                                                   $8,743,680.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $197,292,468.40

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $155,240,613.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,240,613.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,498,815.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,739,429.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,739,429.08

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $8,743,680.36
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $74,940.75
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $229,625.00
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $119,905.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,319,209.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9647%
          b.   Prior Monthly Period                                                                    6.9397%
          c.   Second Prior Monthly Period                                                             6.7064%

     2.   Three Month Average Base Rate                                                                6.5369%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 21.4029%
          b.   Prior Monthly Period                                                                   20.3835%
          c.   Second Prior Monthly Period                                                            20.4365%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         20.7409%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXIV. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations          Interest             Interest
----------------------------------                    -----------          --------             --------
Beginning Invested /Transferor Amount               1,397,969,962.10   1,100,000,000.00     297,969,962.10
Beginning Adjusted Invested Amount                               N/A   1,100,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                26,580,874.87      20,915,300.86       5,665,574.01
Collections of Principal Receivables                  361,702,858.74     284,607,792.30      77,095,066.44
Defaulted Amount                                        3,492,164.14       2,747,827.68         744,336.46

Ending Invested / Transferor Amounts                1,379,982,786.08   1,100,000,000.00     279,982,786.08


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A              Class B            Interest            Total
--------------------------------------                  -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8388%            5.0288%            5.2188%
Monthly Interest Due                                    4,074,025.89         380,299.22         473,601.56      4,927,926.67
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      4,074,025.89         380,299.22         473,601.56      4,927,926.67
Investor Default Amount                                 2,294,436.11         206,087.08         247,304.49      2,747,827.68
Investor Monthly Fees Due                               1,530,833.33         137,500.00         165,000.00      1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,899,295.33         723,886.29         885,906.05      9,509,087.68

Reallocated Investor Finance Charge Collections                                                                20,916,564.47
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0957%
Base Rate                                                                                                            6.7985%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A              Class B           Interest            Total
--------------------------------------------             -------              -------           --------            -----

Beginning Certificates Balance                        918,500,000.00      82,500,000.00      99,000,000.00  1,100,000,000.00
Interest Distributions                                  4,074,025.89         380,299.22         473,601.56      4,927,926.67
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     4,074,025.89         380,299.22         473,601.56      4,927,926.67
Ending Certificates Balance                           918,500,000.00      82,500,000.00      99,000,000.00  1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.44

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.61

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.61

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,881,078.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $473,601.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,407,476.79

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,465,331.33

          a.   Class A Monthly Interest:                                                         $4,074,025.89
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,294,436.11
          e.   Excess Spread:                                                                   $11,096,869.33

     2.   Class B Available Funds:                                                               $1,568,742.34

          a.   Class B Monthly Interest:                                                           $380,299.22
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,188,443.12

     3.   Collateral Available Funds:                                                            $1,882,490.80

          a.   Excess Spread:                                                                    $1,882,490.80

     4.   Total Excess Spread:                                                                  $14,167,803.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $361,702,858.74

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $284,607,792.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $284,607,792.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,747,827.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $287,355,619.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $287,355,619.98

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $14,167,803.25
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $206,087.08
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $473,601.56
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $247,304.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $11,407,476.79

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7985%
          b.   Prior Monthly Period                                                                    6.9465%
          c.   Second Prior Monthly Period                                                             6.7702%

     2.   Three Month Average Base Rate                                                                6.8384%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0957%
          b.   Prior Monthly Period                                                                   19.4745%
          c.   Second Prior Monthly Period                                                            19.5488%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7063%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXV. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------
Beginning Invested /Transferor Amount               1,270,881,783.73   1,000,000,000.00     270,881,783.73
Beginning Adjusted Invested Amount                               N/A   1,000,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                24,164,431.70      19,013,909.88       5,150,521.82
Collections of Principal Receivables                  328,820,780.67     258,734,356.63      70,086,424.04
Defaulted Amount                                        3,174,694.67       2,498,025.16         676,669.51

Ending Invested / Transferor Amounts                1,254,529,805.53   1,000,000,000.00     254,529,805.53


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A              Class B            Interest            Total
--------------------------------------                   -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                       4.8388%            4.9988%            5.2088%
Monthly Interest Due                                    3,703,659.90         343,664.06         429,721.88      4,477,045.83
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      3,703,659.90         343,664.06         429,721.88      4,477,045.83
Investor Default Amount                                 2,085,851.01         187,351.89         224,822.26      2,498,025.16
Investor Monthly Fees Due                               1,391,666.67         125,000.00         150,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,181,177.57         656,015.95         804,544.14      8,641,737.66

Reallocated Investor Finance Charge Collections                                                                19,012,171.11
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0922%
Base Rate                                                                                                            6.7953%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        835,000,000.00      75,000,000.00      90,000,000.00    1,000,000,000.00
Interest Distributions                                  3,703,659.90         343,664.06         429,721.88        4,477,045.83
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00                0.00
Principal Distributions                                         0.00               0.00               0.00                0.00
Total Distributions                                     3,703,659.90         343,664.06         429,721.88        4,477,045.83
Ending Certificates Balance                           835,000,000.00      75,000,000.00      90,000,000.00    1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.44

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $10,800,155.32

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $429,721.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $10,370,433.44

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,875,162.87

          a.   Class A Monthly Interest:                                                         $3,703,659.90
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,085,851.01
          e.   Excess Spread:                                                                   $10,085,651.97

     2.   Class B Available Funds:                                                               $1,425,912.83

          a.   Class B Monthly Interest:                                                           $343,664.06
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,082,248.77

     3.   Collateral Available Funds:                                                            $1,711,095.40

          a.   Excess Spread:                                                                    $1,711,095.40

     4.   Total Excess Spread:                                                                  $12,878,996.14

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $328,820,780.67

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $258,734,356.63

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $258,734,356.63

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,498,025.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $261,232,381.80

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $261,232,381.80

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $12,878,996.14
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $187,351.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $429,721.88
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $224,822.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $10,370,433.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7953%
          b.   Prior Monthly Period                                                                    6.9433%
          c.   Second Prior Monthly Period                                                             6.7670%

     2.   Three Month Average Base Rate                                                                6.8352%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0922%
          b.   Prior Monthly Period                                                                   19.4715%
          c.   Second Prior Monthly Period                                                            19.5458%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7032%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXVI. Series 2005-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------

Beginning Invested /Transferor Amount                 762,529,070.24     600,000,000.00     162,529,070.24
Beginning Adjusted Invested Amount                               N/A     600,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                14,498,659.02      11,408,345.93       3,090,313.09
Collections of Principal Receivables                  197,292,468.40     155,240,613.98      42,051,854.42
Defaulted Amount                                        1,904,816.80       1,498,815.10         406,001.71

Ending Invested / Transferor Amounts                  752,717,883.32     600,000,000.00     152,717,883.32


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest            Total
--------------------------------------               -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7788%            4.8688%            5.0788%
Monthly Interest Due                                    2,194,640.94         200,835.94         251,398.13      2,646,875.00
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,194,640.94         200,835.94         251,398.13      2,646,875.00
Investor Default Amount                                 1,251,510.61         112,411.13         134,893.36      1,498,815.10
Investor Monthly Fees Due                                 835,000.00          75,000.00          90,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,281,151.54         388,247.07         476,291.48      5,145,690.10

Reallocated Investor Finance Charge Collections                                                                11,367,950.16
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0124%
Base Rate                                                                                                            6.7228%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B            Interest            Total
--------------------------------------------              -------            -------            --------            -----

Beginning Certificates Balance                        501,000,000.00      45,000,000.00      54,000,000.00    600,000,000.00
Interest Distributions                                  2,194,640.94         200,835.94         251,398.13      2,646,875.00
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,194,640.94         200,835.94         251,398.13      2,646,875.00
Ending Certificates Balance                           501,000,000.00      45,000,000.00      54,000,000.00    600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.38

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,473,658.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $251,398.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,222,260.07

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,492,238.39

          a.   Class A Monthly Interest:                                                         $2,194,640.94
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,251,510.61
          e.   Excess Spread:                                                                    $6,046,086.84

     2.   Class B Available Funds:                                                                 $852,596.26

          a.   Class B Monthly Interest:                                                           $200,835.94
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $651,760.32

     3.   Collateral Available Funds:                                                            $1,023,115.51

          a.   Excess Spread:                                                                    $1,023,115.51

     4.   Total Excess Spread:                                                                   $7,720,962.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $197,292,468.40

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $155,240,613.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,240,613.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,498,815.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,739,429.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,739,429.08

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $7,720,962.68
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $112,411.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $251,398.13
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $134,893.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                                                          $6,222,260.07

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7228%
          b.   Prior Monthly Period                                                                    6.8707%
          c.   Second Prior Monthly Period                                                             6.6944%

     2.   Three Month Average Base Rate                                                                6.7626%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0124%
          b.   Prior Monthly Period                                                                   19.4038%
          c.   Second Prior Monthly Period                                                            19.4779%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6314%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXVII. Series 2005-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------          --------           --------
Beginning Invested /Transferor Amount                 762,529,070.24     600,000,000.00     162,529,070.24
Beginning Adjusted Invested Amount                               N/A     600,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                14,498,659.02      11,408,345.93       3,090,313.09
Collections of Principal Receivables                  197,292,468.40     155,240,613.98      42,051,854.42
Defaulted Amount                                        1,904,816.80       1,498,815.10         406,001.71

Ending Invested / Transferor Amounts                  752,717,883.32     600,000,000.00     152,717,883.32


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest            Total
--------------------------------------                   -------            -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                       4.8487%            5.0288%            5.2388%
Monthly Interest Due                                    2,226,788.44         207,435.94         259,318.13      2,693,542.50
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,226,788.44         207,435.94         259,318.13      2,693,542.50
Investor Default Amount                                 1,251,510.61         112,411.13         134,893.36      1,498,815.10
Investor Monthly Fees Due                                 835,000.00          75,000.00          90,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,313,299.04         394,847.07         484,211.48      5,192,357.60

Reallocated Investor Finance Charge Collections                                                                11,414,617.66
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.1070%
Base Rate                                                                                                            6.8088%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A             Class B          Interest            Total
--------------------------------------------             -------             -------          --------            -----

Beginning Certificates Balance                        501,000,000.00      45,000,000.00      54,000,000.00    600,000,000.00
Interest Distributions                                  2,226,788.44         207,435.94         259,318.13      2,693,542.50
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,226,788.44         207,435.94         259,318.13      2,693,542.50
Ending Certificates Balance                           501,000,000.00      45,000,000.00      54,000,000.00    600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.44

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.61

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.61

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,481,578.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $259,318.13

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,222,260.07

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,531,205.75

          a.   Class A Monthly Interest:                                                         $2,226,788.44
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,251,510.61
          e.   Excess Spread:                                                                    $6,052,906.71

     2.   Class B Available Funds:                                                                 $856,096.32

          a.   Class B Monthly Interest:                                                           $207,435.94
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $648,660.39

     3.   Collateral Available Funds:                                                            $1,027,315.59

          a.   Excess Spread:                                                                    $1,027,315.59

     4.   Total Excess Spread:                                                                   $7,728,882.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $197,292,468.40

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $155,240,613.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $155,240,613.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,498,815.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,739,429.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,739,429.08

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $7,728,882.68
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $112,411.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $259,318.13
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $134,893.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,222,260.07

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.8088%
          b.   Prior Monthly Period                                                                    6.9568%
          c.   Second Prior Monthly Period                                                             6.7804%

     2.   Three Month Average Base Rate                                                                6.8487%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.1070%
          b.   Prior Monthly Period                                                                   19.4841%
          c.   Second Prior Monthly Period                                                            19.5584%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.7165%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXVIII. Series 2005-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------

Beginning Invested /Transferor Amount                 889,617,248.61     700,000,000.00     189,617,248.61
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,915,102.19      13,309,736.91       3,605,365.28
Collections of Principal Receivables                  230,174,546.47     181,114,049.64      49,060,496.83
Defaulted Amount                                        2,222,286.27       1,748,617.61         473,668.66

Ending Invested / Transferor Amounts                  878,170,863.87     700,000,000.00     178,170,863.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A              Class B            Interest            Total
--------------------------------------                   -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7488%            4.8887%            4.9988%
Monthly Interest Due                                    2,544,340.68         235,271.09         288,677.81      3,068,289.58
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,544,340.68         235,271.09         288,677.81      3,068,289.58
Investor Default Amount                                 1,460,095.71         131,146.32         157,375.59      1,748,617.61
Investor Monthly Fees Due                                 974,166.67          87,500.00         105,000.00      1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,978,603.05         453,917.41         551,053.40      5,983,573.86

Reallocated Investor Finance Charge Collections                                                                13,242,877.27
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9781%
Base Rate                                                                                                            6.6916%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A              Class B            Interest            Total
--------------------------------------------             -------              -------            --------            -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00
Interest Distributions                                  2,544,340.68         235,271.09         288,677.81      3,068,289.58
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,544,340.68         235,271.09         288,677.81      3,068,289.58
Ending Certificates Balance                           584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.35

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.48

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.48

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,547,981.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $288,677.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,259,303.41

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,057,802.52

          a.   Class A Monthly Interest:                                                         $2,544,340.68
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,460,095.71
          e.   Excess Spread:                                                                    $7,053,366.14

     2.   Class B Available Funds:                                                                 $993,215.80

          a.   Class B Monthly Interest:                                                           $235,271.09
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $757,944.70

     3.   Collateral Available Funds:                                                            $1,191,858.95

          a.   Excess Spread:                                                                    $1,191,858.95

     4.   Total Excess Spread:                                                                   $9,003,169.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $230,174,546.47

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $181,114,049.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,114,049.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,748,617.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,862,667.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,862,667.26

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $9,003,169.80
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $131,146.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $288,677.81
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $157,375.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,259,303.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6916%
          b.   Prior Monthly Period                                                                    6.8395%
          c.   Second Prior Monthly Period                                                             6.6632%

     2.   Three Month Average Base Rate                                                                6.7315%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.9781%
          b.   Prior Monthly Period                                                                   19.3747%
          c.   Second Prior Monthly Period                                                            19.4488%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6005%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXIX. Series 2005-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------
Beginning Invested /Transferor Amount                 635,440,891.86     500,000,000.00     135,440,891.86
Beginning Adjusted Invested Amount                               N/A     500,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                12,082,215.85       9,506,954.94       2,575,260.91
Collections of Principal Receivables                  164,410,390.34     129,367,178.32      35,043,212.02
Defaulted Amount                                        1,587,347.34       1,249,012.58         338,334.76

Ending Invested / Transferor Amounts                  627,264,902.77     500,000,000.00     127,264,902.77


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A              Class B          Interest             Total
--------------------------------------                   -------              -------          --------             -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                       4.8188%            4.9988%            5.1688%
Monthly Interest Due                                    1,844,175.78         171,832.03         213,210.94      2,229,218.75
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      1,844,175.78         171,832.03         213,210.94      2,229,218.75
Investor Default Amount                                 1,042,925.51          93,675.94         112,411.13      1,249,012.58
Investor Monthly Fees Due                                 695,833.33          62,500.00          75,000.00        833,333.33
Investor Additional Amounts Due
Total Due                                               3,582,934.62         328,007.97         400,622.07      4,311,564.66

Reallocated Investor Finance Charge Collections                                                                 9,496,781.39
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0696%
Base Rate                                                                                                            6.7747%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions            Class A              Class B           Interest            Total
--------------------------------------------            -------              -------           --------            -----

Beginning Certificates Balance                        417,500,000.00      37,500,000.00      45,000,000.00    500,000,000.00
Interest Distributions                                  1,844,175.78         171,832.03         213,210.94      2,229,218.75
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     1,844,175.78         171,832.03         213,210.94      2,229,218.75
Ending Certificates Balance                           417,500,000.00      37,500,000.00      45,000,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.42

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.42

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,398,427.66

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $213,210.94

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,185,216.72

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,929,812.46

          a.   Class A Monthly Interest:                                                         $1,844,175.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,042,925.51
          e.   Excess Spread:                                                                    $5,042,711.17

     2.   Class B Available Funds:                                                                 $712,258.60

          a.   Class B Monthly Interest:                                                           $171,832.03
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $540,426.57

     3.   Collateral Available Funds:                                                              $854,710.32

          a.   Excess Spread:                                                                      $854,710.32

     4.   Total Excess Spread:                                                                   $6,437,848.07

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $164,410,390.34

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $129,367,178.32

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $129,367,178.32

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,249,012.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,616,190.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,616,190.90

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $6,437,848.07
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $93,675.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $213,210.94
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $112,411.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,185,216.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7747%
          b.   Prior Monthly Period                                                                    6.9227%
          c.   Second Prior Monthly Period                                                             6.7464%

     2.   Three Month Average Base Rate                                                                6.8146%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0696%
          b.   Prior Monthly Period                                                                   19.4523%
          c.   Second Prior Monthly Period                                                            19.5265%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6828%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXX. Series 2005-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------            --------           --------

Beginning Invested /Transferor Amount               1,397,969,962.10   1,100,000,000.00     297,969,962.10
Beginning Adjusted Invested Amount                               N/A   1,100,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                26,580,874.87      20,915,300.86       5,665,574.01
Collections of Principal Receivables                  361,702,858.74     284,607,792.30      77,095,066.44
Defaulted Amount                                        3,492,164.14       2,747,827.68         744,336.46

Ending Invested / Transferor Amounts                1,379,982,786.08   1,100,000,000.00     279,982,786.08


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B           Interest             Total
--------------------------------------                   -------              -------           --------             -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7888%            4.9288%            5.0688%
Monthly Interest Due                                    4,031,927.97         372,736.72         459,989.06      4,864,653.75
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      4,031,927.97         372,736.72         459,989.06      4,864,653.75
Investor Default Amount                                 2,294,436.11         206,087.08         247,304.49      2,747,827.68
Investor Monthly Fees Due                               1,530,833.33         137,500.00         165,000.00      1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,857,197.41         716,323.79         872,293.55      9,445,814.76

Reallocated Investor Finance Charge Collections                                                                20,853,291.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0257%
Base Rate                                                                                                            6.7349%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B            Interest            Total
--------------------------------------------              -------            -------            --------            -----

Beginning Certificates Balance                        918,500,000.00      82,500,000.00      99,000,000.00  1,100,000,000.00
Interest Distributions                                  4,031,927.97         372,736.72         459,989.06      4,864,653.75
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     4,031,927.97         372,736.72         459,989.06      4,864,653.75
Ending Certificates Balance                           918,500,000.00      82,500,000.00      99,000,000.00  1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.39

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.39

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.52

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.52

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $11,867,465.85

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $459,989.06

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $11,407,476.79

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $17,412,498.44

          a.   Class A Monthly Interest:                                                         $4,031,927.97
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,294,436.11
          e.   Excess Spread:                                                                   $11,086,134.36

     2.   Class B Available Funds:                                                               $1,563,996.87

          a.   Class B Monthly Interest:                                                           $372,736.72
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,191,260.15

     3.   Collateral Available Funds:                                                            $1,876,796.24

          a.   Excess Spread:                                                                    $1,876,796.24

     4.   Total Excess Spread:                                                                  $14,154,190.75

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $361,702,858.74

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $284,607,792.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $284,607,792.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,747,827.68

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $287,355,619.98

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $287,355,619.98

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $14,154,190.75
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $206,087.08
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $459,989.06
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $247,304.49
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                      $11,407,476.79

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7349%
          b.   Prior Monthly Period                                                                    6.8828%
          c.   Second Prior Monthly Period                                                             6.7065%

     2.   Three Month Average Base Rate                                                                6.7748%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0257%
          b.   Prior Monthly Period                                                                   19.4151%
          c.   Second Prior Monthly Period                                                            19.4893%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6434%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXXI. Series 2005-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations            Interest           Interest
----------------------------------                    -----------            --------           --------

Beginning Invested /Transferor Amount                 889,617,248.61     700,000,000.00     189,617,248.61
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,915,102.19      13,309,736.91       3,605,365.28
Collections of Principal Receivables                  230,174,546.47     181,114,049.64      49,060,496.83
Defaulted Amount                                        2,222,286.27       1,748,617.61         473,668.66

Ending Invested / Transferor Amounts                  878,170,863.87     700,000,000.00     178,170,863.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A              Class B            Interest            Total
--------------------------------------                   -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7488%            4.8887%            4.9988%
Monthly Interest Due                                    2,544,340.68         235,271.09         288,677.81      3,068,289.58
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,544,340.68         235,271.09         288,677.81      3,068,289.58
Investor Default Amount                                 1,460,095.71         131,146.32         157,375.59      1,748,617.61
Investor Monthly Fees Due                                 974,166.67          87,500.00         105,000.00      1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,978,603.05         453,917.41         551,053.40      5,983,573.86

Reallocated Investor Finance Charge Collections                                                                13,242,877.27
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9781%
Base Rate                                                                                                            6.6916%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A              Class B          Interest            Total
--------------------------------------------             -------              -------          --------            -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00
Interest Distributions                                  2,544,340.68         235,271.09         288,677.81      3,068,289.58
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,544,340.68         235,271.09         288,677.81      3,068,289.58
Ending Certificates Balance                           584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.35

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.48

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.48

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,547,981.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $288,677.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,259,303.41

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,057,802.52

          a.   Class A Monthly Interest:                                                         $2,544,340.68
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,460,095.71
          e.   Excess Spread:                                                                    $7,053,366.14

     2.   Class B Available Funds:                                                                 $993,215.80

          a.   Class B Monthly Interest:                                                           $235,271.09
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $757,944.70

     3.   Collateral Available Funds:                                                            $1,191,858.95

          a.   Excess Spread:                                                                    $1,191,858.95

     4.   Total Excess Spread:                                                                   $9,003,169.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $230,174,546.47

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $181,114,049.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,114,049.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,748,617.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,862,667.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,862,667.26

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $9,003,169.80
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $131,146.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $288,677.81
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $157,375.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,259,303.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6916%
          b.   Prior Monthly Period                                                                    6.8395%
          c.   Second Prior Monthly Period                                                             6.6632%

     2.   Three Month Average Base Rate                                                                6.7315%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.9781%
          b.   Prior Monthly Period                                                                   19.3747%
          c.   Second Prior Monthly Period                                                            19.4488%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6005%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXXII. Series 2005-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations            Interest           Interest
----------------------------------                   -----------            --------           --------

Beginning Invested /Transferor Amount                 889,617,248.61     700,000,000.00     189,617,248.61
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,915,102.19      13,309,736.91       3,605,365.28
Collections of Principal Receivables                  230,174,546.47     181,114,049.64      49,060,496.83
Defaulted Amount                                        2,222,286.27       1,748,617.61         473,668.66

Ending Invested / Transferor Amounts                  878,170,863.87     700,000,000.00     178,170,863.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                  Class A              Class B            Interest            Total
--------------------------------------                  -------              -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.8188%            5.0188%            5.1588%
Monthly Interest Due                                    2,581,846.09         241,527.34         297,917.81      3,121,291.25
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,581,846.09         241,527.34         297,917.81      3,121,291.25
Investor Default Amount                                 1,460,095.71         131,146.32         157,375.59      1,748,617.61
Investor Monthly Fees Due                                 974,166.67          87,500.00         105,000.00      1,166,666.67
Investor Additional Amounts Due
Total Due                                               5,016,108.47         460,173.66         560,293.40      6,036,575.53

Reallocated Investor Finance Charge Collections                                                                13,295,878.94
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0702%
Base Rate                                                                                                            6.7753%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A             Class B            Interest            Total
--------------------------------------------             -------             -------            --------            -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00
Interest Distributions                                  2,581,846.09         241,527.34         297,917.81      3,121,291.25
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,581,846.09         241,527.34         297,917.81      3,121,291.25
Ending Certificates Balance                           584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                              $4.42

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.42

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,557,221.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $297,917.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,259,303.41

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,102,058.92

          a.   Class A Monthly Interest:                                                         $2,581,846.09
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,460,095.71
          e.   Excess Spread:                                                                    $7,060,117.11

     2.   Class B Available Funds:                                                                 $997,190.92

          a.   Class B Monthly Interest:                                                           $241,527.34
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $755,663.58

     3.   Collateral Available Funds:                                                            $1,196,629.10

          a.   Excess Spread:                                                                    $1,196,629.10

     4.   Total Excess Spread:                                                                   $9,012,409.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $230,174,546.47

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $181,114,049.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,114,049.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,748,617.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,862,667.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,862,667.26

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $9,012,409.80
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $131,146.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $297,917.81
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $157,375.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,259,303.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7753%
          b.   Prior Monthly Period                                                                    6.9233%
          c.   Second Prior Monthly Period                                                             6.7470%

     2.   Three Month Average Base Rate                                                                6.8152%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0702%
          b.   Prior Monthly Period                                                                   19.4528%
          c.   Second Prior Monthly Period                                                            19.5271%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6834%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXXIII. Series 2005-8 Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                      Series           Total Investor      Transferors
A. Investor/Transferor Allocations                 Allocations            Interest           Interest
----------------------------------                 -----------            --------           --------

Beginning Invested /Transferor Amount                 635,440,891.86     500,000,000.00     135,440,891.86
Beginning Adjusted Invested Amount                               N/A     500,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                12,082,215.85       9,506,954.94       2,575,260.91
Collections of Principal Receivables                  164,410,390.34     129,367,178.32      35,043,212.02
Defaulted Amount                                        1,587,347.34       1,249,012.58         338,334.76

Ending Invested / Transferor Amounts                  627,264,902.77     500,000,000.00     127,264,902.77


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest            Total
--------------------------------------                    -------            -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7788%            4.9188%            5.0788%
Monthly Interest Due                                    1,828,867.45         169,082.03         209,498.44      2,207,447.92
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      1,828,867.45         169,082.03         209,498.44      2,207,447.92
Investor Default Amount                                 1,042,925.51          93,675.94         112,411.13      1,249,012.58
Investor Monthly Fees Due                                 695,833.33          62,500.00          75,000.00        833,333.33
Investor Additional Amounts Due
Total Due                                               3,567,626.29         325,257.97         396,909.57      4,289,793.83

Reallocated Investor Finance Charge Collections                                                                 9,475,010.55
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0166%
Base Rate                                                                                                            6.7266%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A              Class B            Interest            Total
--------------------------------------------             -------              -------            --------            -----

Beginning Certificates Balance                        417,500,000.00      37,500,000.00      45,000,000.00    500,000,000.00
Interest Distributions                                  1,828,867.45         169,082.03         209,498.44      2,207,447.92
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     1,828,867.45         169,082.03         209,498.44      2,207,447.92
Ending Certificates Balance                           417,500,000.00      37,500,000.00      45,000,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.38

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.51

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.51

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,394,715.16

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $209,498.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,185,216.72

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,911,633.81

          a.   Class A Monthly Interest:                                                         $1,828,867.45
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,042,925.51
          e.   Excess Spread:                                                                    $5,039,840.86

     2.   Class B Available Funds:                                                                 $710,625.79

          a.   Class B Monthly Interest:                                                           $169,082.03
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $541,543.76

     3.   Collateral Available Funds:                                                              $852,750.95

          a.   Excess Spread:                                                                      $852,750.95

     4.   Total Excess Spread:                                                                   $6,434,135.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2005-8 Allocable Principal
          Collections:                                                                         $164,410,390.34

     3.   Principal Allocation Percentage of
          Series 2005-8 Allocable Principal
          Collections:                                                                         $129,367,178.32

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $129,367,178.32

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-8:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,249,012.58

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,616,190.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,616,190.90

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-8

     1.   Excess Spread:                                                                         $6,434,135.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $93,675.94
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $209,498.44
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                        $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $112,411.13
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,185,216.72

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7266%
          b.   Prior Monthly Period                                                                    6.8745%
          c.   Second Prior Monthly Period                                                             6.6982%

     2.   Three Month Average Base Rate                                                                6.7664%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0166%
          b.   Prior Monthly Period                                                                   19.4073%
          c.   Second Prior Monthly Period                                                            19.4815%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         19.6351%

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXXIV. Series 2006-A Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------            --------           --------

Beginning Invested /Transferor Amount                 889,617,248.61     700,000,000.00     189,617,248.61
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,915,102.19      13,309,736.91       3,605,365.28
Collections of Principal Receivables                  230,174,546.47     181,114,049.64      49,060,496.83
Defaulted Amount                                        2,222,286.27       1,748,617.61         473,668.66

Ending Invested / Transferor Amounts                  878,170,863.87     700,000,000.00     178,170,863.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A            Class B            Interest            Total
--------------------------------------                    -------            -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7388%            4.8588%            4.9788%
Monthly Interest Due                                    2,538,982.76         233,827.34         287,522.81      3,060,332.92
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,538,982.76         233,827.34         287,522.81      3,060,332.92
Investor Default Amount                                 1,460,095.71         131,146.32         157,375.59      1,748,617.61
Investor Monthly Fees Due                                 974,166.67          87,500.00         105,000.00      1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,973,245.13         452,473.66         549,898.40      5,975,617.20

Reallocated Investor Finance Charge Collections                                                                13,234,920.61
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     19.9643%
Base Rate                                                                                                            6.6790%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest            Total
--------------------------------------------              -------              -------          --------            -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00
Interest Distributions                                  2,538,982.76         233,827.34         287,522.81      3,060,332.92
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,538,982.76         233,827.34         287,522.81      3,060,332.92
Ending Certificates Balance                           584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.34

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.45

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.45

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,546,826.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $287,522.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,259,303.41

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,051,158.71

          a.   Class A Monthly Interest:                                                         $2,538,982.76
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,460,095.71
          e.   Excess Spread:                                                                    $7,052,080.24

     2.   Class B Available Funds:                                                                 $992,619.05

          a.   Class B Monthly Interest:                                                           $233,827.34
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $758,791.70

     3.   Collateral Available Funds:                                                            $1,191,142.85

          a.   Excess Spread:                                                                    $1,191,142.85

     4.   Total Excess Spread:                                                                   $9,002,014.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2006-A Allocable Principal
          Collections:                                                                         $230,174,546.47

     3.   Principal Allocation Percentage of
          Series 2006-A Allocable Principal
          Collections:                                                                         $181,114,049.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,114,049.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2006-A:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,748,617.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,862,667.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,862,667.26

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2006-A

     1.   Excess Spread:                                                                         $9,002,014.80
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $131,146.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $287,522.81
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $157,375.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,259,303.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6790%
          b.   Prior Monthly Period                                                                    6.8270%
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 19.9643%
          b.   Prior Monthly Period                                                                   19.3629%
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes

XXXV. Series 2006-B Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor      Transferors
A. Investor/Transferor Allocations                    Allocations           Interest           Interest
----------------------------------                    -----------           --------           --------

Beginning Invested /Transferor Amount                 889,617,248.61     700,000,000.00     189,617,248.61
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                N/A
Floating Allocation Percentage                                   N/A           78.6855%           21.3145%
Principal Allocation Percentage                                  N/A           78.6855%           21.3145%
Collections of Finance Chg. Receivables                16,915,102.19      13,309,736.91       3,605,365.28
Collections of Principal Receivables                  230,174,546.47     181,114,049.64      49,060,496.83
Defaulted Amount                                        2,222,286.27       1,748,617.61         473,668.66

Ending Invested / Transferor Amounts                  878,170,863.87     700,000,000.00     178,170,863.87


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A             Class B            Interest            Total
--------------------------------------                   -------             -------            --------            -----

Principal Funding Account                                       0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00               0.00              0.00
Reserve Account Opening Balance                                 0.00               0.00               0.00              0.00
Reserve Account Deposit                                         0.00               0.00               0.00              0.00
Reserve Draw Amount                                             0.00               0.00               0.00              0.00
Reserve Account Surplus                                         0.00               0.00               0.00              0.00
Reserve Account Closing Balance                                 0.00               0.00               0.00              0.00

Coupon Determination Date                             March 13, 2006     March 13, 2006     March 13, 2006
Coupon March 15, 2006 - April 16, 2006                        4.7888%            4.8988%            5.0388%
Monthly Interest Due                                    2,565,772.34         235,752.34         290,987.81      3,092,512.50
Outstanding Monthly Interest Due                                0.00               0.00               0.00              0.00
Additional Interest Due                                         0.00               0.00               0.00              0.00
Total Interest Due                                      2,565,772.34         235,752.34         290,987.81      3,092,512.50
Investor Default Amount                                 1,460,095.71         131,146.32         157,375.59      1,748,617.61
Investor Monthly Fees Due                                 974,166.67          87,500.00         105,000.00      1,166,666.67
Investor Additional Amounts Due
Total Due                                               5,000,034.72         454,398.66         553,363.40      6,007,796.78

Reallocated Investor Finance Charge Collections                                                                13,267,100.19
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     20.0202%
Base Rate                                                                                                            6.7299%
Excess Spread Percentage                                                                                            12.4445%

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A              Class B            Interest            Total
--------------------------------------------            -------              -------            --------            -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00
Interest Distributions                                  2,565,772.34         235,752.34         290,987.81      3,092,512.50
Principal Deposits - Prin. Funding Account                      0.00               0.00               0.00              0.00
Principal Distributions                                         0.00               0.00               0.00              0.00
Total Distributions                                     2,565,772.34         235,752.34         290,987.81      3,092,512.50
Ending Certificates Balance                           584,500,000.00      52,500,000.00      63,000,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.39

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.39

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.49

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.49

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,550,291.22

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $290,987.81

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,259,303.41

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,078,028.66

          a.   Class A Monthly Interest:                                                         $2,565,772.34
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,460,095.71
          e.   Excess Spread:                                                                    $7,052,160.61

     2.   Class B Available Funds:                                                                 $995,032.51

          a.   Class B Monthly Interest:                                                           $235,752.34
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $759,280.17

     3.   Collateral Available Funds:                                                            $1,194,039.02

          a.   Excess Spread:                                                                    $1,194,039.02

     4.   Total Excess Spread:                                                                   $9,005,479.80

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.6855%

     2.   Series 2006-B Allocable Principal
          Collections:                                                                         $230,174,546.47

     3.   Principal Allocation Percentage of
          Series 2006-B Allocable Principal
          Collections:                                                                         $181,114,049.64

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $181,114,049.64

     6.   Shared Principal Collections from other
          Series allocated to Series 2006-B:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,748,617.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,862,667.26

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,862,667.26

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2006-B

     1.   Excess Spread:                                                                         $9,005,479.80
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $131,146.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $290,987.81
     9.   Applied to unpaid Monthly Servicing Fee
          paid to Servicer:                                                                      $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $157,375.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,259,303.41

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.7299%
          b.   Prior Monthly Period                                                                    6.8778%
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 20.0202%
          b.   Prior Monthly Period                                                                   19.4104%
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A

     5.   Is the 3 month average series adjusted portfolio
          more than the 3 month average base rate:                                                         Yes


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